UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Farm Springs Road

Farmington, Connecticut 06032

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

New Senior Notes

On May 4, 2017, United Technologies Corporation (the “Company”) issued $1 billion aggregate principal amount of 1.900% Notes due 2020, $500 million aggregate principal amount of 2.300% Notes due 2022, $800 million aggregate principal amount of 2.800% Notes due 2024, $1.1 billion aggregate principal amount of 3.125% Notes due 2027 and $600 million aggregate principal amount of 4.050% Notes due 2047 (collectively, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-211035) (the “Registration Statement”) filed on April 29, 2016. On May 3, 2017, the Company filed with the SEC a Prospectus Supplement dated May 1, 2017 (the “Prospectus Supplement”) containing the final terms of the Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Notes, the Company entered into an Underwriting Agreement, dated May 1, 2017 (the “Underwriting Agreement”), and a Pricing Agreement, dated May 1, 2017 (the “Pricing Agreement”), each between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as Representatives of the Underwriters listed in Schedule I to the Pricing Agreement. A form of the Underwriting Agreement is included as Exhibit 1 to the Registration Statement. The Notes were issued under the Amended and Restated Indenture, dated as of May 1, 2001 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York, as trustee. The Indenture and a form of the Notes are included as Exhibits 4(a) and 4(b) to the Registration Statement.

The Company expects to use the net proceeds received from the issuance of the Notes (i) to fund the repayment at maturity of the Company’s 1.800% notes due 2017, of which $1,500,000,000 principal amount is outstanding, (ii) to fund the repayment of commercial paper and (iii) for other general corporate purposes.

For the relevant terms and conditions of the Underwriting Agreement and Pricing Agreement and the Notes, please refer to the Prospectus Supplement.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated May 4, 2017, with respect to the Notes

5.2	Consent of Wachtell, Lipton, Rosen & Katz, dated May 4, 2017 (included in Exhibit 5.1), with respect to the Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: May 4, 2017	By:	/S/ ARIEL DAVID
Ariel David
Vice President, Associate General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated May 4, 2017, with respect to the Notes

5.2	Consent of Wachtell, Lipton, Rosen & Katz, dated May 4, 2017 (included in Exhibit 5.1), with respect to the Notes